SUPPLEMENT DATED DECEMBER 31, 2001
              TO THE PROSPECTUS DATED MAY 1, 2001
                             of
                      CARILLON ACCOUNT


The prospectus for Carillon Account dated May 1, 2001 (the
"Prospectus") is amended by including as a part thereof the following information.

1.  This information will appear prior to the section captioned
"Transfers" beginning on page CA-17:

"SELF-SERVICE ACCESS TO INFORMATION AND SERVICES

All existing owners of VA1 and VA2 Contracts, and all new purchasers of VA1 and VA2 Contracts, will be able to review information and request service on-line concerning their Contracts in two ways, through the IRIS automated telephone system at 1-877-944-4747, or by visiting our website, www.unioncentral.com. From the home page, click on "For Our Clients", and then click on "VA/VUL Information", and then click
on "IRIS-Online Logon".   To access either system, you will need
a contract number and a PIN (personal identification number). When you buy a Contract, you will be advised of your PIN by letter. Existing owners can obtain a PIN from our customer service representatives at 1-800-319-6901.

Once you have logged on to the IRIS automated telephone system or IRIS-Online, you will be able to perform the functions described below:

     * choose electronic delivery of certain future mailings
       (this feature available only online)
     * check Contract values
     * verify address and beneficiary information (this feature available only online)
     * transfer balances among subaccounts
     * change your allocation of future premiums
     * request a statement
     * request service forms (this feature available only on automated phone system)
     * change your PIN."

2.  This information will appear in the section captioned
"Transfers" on page CA-18, prior to the subsection captioned
"Telephone Transfers":

"Administrative Practices Regarding Transfers: All transfers among subdivisions of your Contract will be processed to receive the next available price. If your request arrives at Union Central after the close of regular trading on the New York Stock Exchange, whether the close is at 4:00 p.m. Eastern Time or at some earlier or later hour, your instructions will be processed to receive the price as of the following valuation date. You may only make one transfer per day. We will send you a written confirmation of all electronic transfers within five business days. However, if we cannot complete a transfer as requested, our customer service representative will contact you in writing.
CAUTION: We will act on instructions from anyone who provides the PIN (formerly described as Personal Security Code); we will not be able to verify that the person providing electronic transfer instructions via the IRIS automated telephone system or IRIS-online is you or is authorized by you."